UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 24, 2021

ISOS ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40142	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

55 Post Road West, Suite 200

Westport, CT 06880

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (203) 554-5641

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	ISOS.U.	The New York Stock Exchange
Class A ordinary shares included as part of the units	ISOS	The New York Stock Exchange
Redeemable warrants included as part of the units	ISOS WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Information Non-Reliance on Previously Issued Financial Statement and Related Audit Report

On April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC”) issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants issued by Special Purpose Acquisition Companies” (“SPACs”) (the “Statement”). In the Statement, the SEC staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on the SPAC’s balance sheet as opposed to equity.

On March 5, 2021, Isos Acquisition Corporation, a Cayman Islands exempted company (the “Company”), consummated its initial public offering (the “IPO”) of 22,500,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Class A Ordinary Shares”), and one-third of one redeemable warrant of the Company (“Public Warrants”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. On March 5, 2021, simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 5,000,000 warrants (the “Private Placement Warrants”) to Isos Acquisition Sponsor LLC (the “Sponsor”) and LionTree Partners LLC (“LionTree”) at a purchase price of $1.50 per Private Placement Warrant.

On March 8, 2021, the underwriters exercised their over-allotment in part and purchased an additional 2,983,700 Units. In connection with the over-allotment, the Company sold an additional 397,828 Private Placement Warrants to the Sponsor and LionTree at a purchase price of $1.50 per Private Placement Warrant.

On March 5, 2021, both the outstanding Warrants and the Private Placement Warrants (collectively, the “Issued Warrants”) were accounted for as equity within the Company’s balance sheet, and after discussion and evaluation, the Company has concluded that its Issued Warrants should be presented as liabilities as of the March 5, 2021 IPO date, at fair value, with subsequent fair value changes to be recorded in its financial statements at each reporting period.

On May 24, 2021, the Audit Committee of the Board of Directors of the Company concluded, after discussion with the Company’s management and with the Company’s independent registered public accounting firm, Marcum LLP, (“Marcum”), that the Company’s audited balance sheet as of March 5, 2021 filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 11, 2021 (the “Form 8-K”) should no longer be relied upon due to changes required to reclassify the Issued Warrants as liabilities to align with the requirements set forth in the Statement. The Company plans to reflect this reclassification of the Issued Warrants in its upcoming Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, to be filed with SEC.

The Company does not expect any of the above changes will have any impact on its cash position and cash held in the trust account.

In addition, the audit report of Marcum included in the Company’s Form 8-K filed on March 11, 2021 should no longer be relied upon.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Isos Acquisition Corporation

	By:	/s/ Michelle Wilson
Name: Michelle Wilson
Title: Co-Chief Executive Officer

Dated: May 28, 2021

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